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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use in this registration statement of our report dated November 11, 1994 included in the Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the (No. 33-65436), and to all references to our Firm included in this Registration Statement File No. 33-65436.

                                                      /s/ Arthur Andersen LLP


Philadelphia, Pa.,
 November 10, 1995